UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K


                           CURRENT REPORT
  Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of
                                1934


  Date of report (Date of earliest event reported) August 20, 2001
                           --------------

                       TEXAS E-SOLUTIONS, INC.
           (Name of Small Business issuer in its charter)


NEVADA                                  000-32229           76-0616474
(State or other jurisdiction of   (Commission File No.)  (IRS Employer
incorporation or organization)                           Identification No.)

                         7720-74th Drive NE
                    Marysville, Washington  98270
              (Address of principal executive offices)

                           (360) 658-5566
                   (Registrant's telephone number)
                      -------------------------
                     SPECIAL SECURITIES COUNSEL
                  Law Office of L. Van Stillman, PA
                        L. Van Stillman, Esq.
                  1177 George Bush Blvd. Suite 308
                    Delray Beach, Florida  33483
                           (561) 330-9903
                        (561) 330-9116 (fax)
                           --------------





1



Item 2.  Acquisition or Disposition of Assets.

     On August 20, 2001 the registrant, Texas E-Solutions, Inc. completed a share exchange with Global-Vision.com, Inc., a California corporation. As a result of this share exchange, the registrant will acquire a significant amount of new assets including proprietary rights to various hi-tech innovations. The essential terms of the Share Exchange are:
a. The registrant will be the surviving corporation with the target initially being a subsidiary of the registrant; and
b. The target shareholders (of Global-Vision.com, Inc.) will exchange 100% of issued and outstanding shares of Global-Vision.com, Inc. for 6,750,000 shares of the registrant, on a pro rata basis.
c. The target, Global-Vision.com, Inc. a California corporation, will continue as a corporation in California after the share exchange; and
d. The target shareholders will, after the completion of the transaction, control a majority of the voting rights of the registrant; and
e. The registrant is not subject to the control share requirements of NRS 78.378, as provided for in its Articles of Incorporation; and
f. The Shareholders of both the registrant and the target voted in favor of the Share Exchange; and
g.   A new board of directors of the issuer was elected.

        A copy of the Plan of Share Exchange is attached to this Form 8-K as Exhibit 2.1, appended to this Form.


ITEM 5. Other Events

     Share Exchange:

     On August 20, 2001 the registrant, Texas E-Solutions, Inc. completed a share exchange with Global-Vision.com, Inc., a California corporation. As part of the share exchange agreement, Texas E-Solutions, Inc. has changed its name to Wireless Synergies, Inc.
All matters of the share exchange, including the name change referred to herein was approved by the shareholders of the registrant, upon the recommendations of the Board of Directors.

     New Name:

     The Shareholders of the registrant have voted to change the corporation's name to:

                      Wireless Synergies, Inc.;

And the new corporate address for the registrant is:

                     7825 Fay Avenue, Suite 200
                     LaJolla, California  92037


2





The president of   registrant has filed the appropriate Amendment of
the corporate charter with the Secretary of State of Nevada and has notified the NASD of this change. (See Exhibits 3.1 and 3.2)

Business of the Registrant:

     At the time of the Share Exchange, the registrant, for all practical purposes, was not a "going concern." The registrant had no remaining customers for its services, had no revenues, and no account receivables.

Item 6.  Resignation of Registrant's Directors

     The entire Board of Directors of the registrant resigned as of August 20, 2001. The shareholders of the registrant, on August 20, 2001 elected the following to the Board of Directors:

     Jack Chang
     Dale Chapman

       The newly elected directors will serve until the next regular annual meeting of the shareholders, or until otherwise removed.

Item 7.  Financial Statements

     The financial statements of Global-Vision.com, Inc, a California corporation, will be included in a subsequently filed amendment to this form 8-K.


                          Index to Exhibits

Exhibit 2.1  "Agreement and Plan of Share Exchange" .....................8
Exhibit 3.1   Articles of Share Exchange filed with the Secretary of
              State of Nevada............................................36
Exhibit 3.2   Amended Articles of Incorporation..........................39


                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Texas E-Solutions, Inc.

Date   August 24, 2001
    ------------------------------


By: /s/ Jack Chang
        Jack Chang, President and Director




3






Exhibit 2.1  "Agreement and Plan of Share Exchange"



              AGREEMENT AND PLAN OF SHARE EXCHANGE

                  DATED AS OF AUGUST 20, 2OO1

                            BETWEEN

                    TEXAS E-SOLUTIONS, INC.

                              AND

                    Global-Vision.com, Inc.



TABLE OF CONTENTS

ARTICLE 1 The Share Exchange
  Section 1.1 The Share Exchange
  Section 1.2. Effective Time
  Section 1.3. Closing of the Share Exchange
  Section 1.4. Effects of the Share Exchange
  Section E.5. Board of Directors and Officers
  Section 1.6. Conversion of Shares
  Section 1.7. Exchange of Certificates
  Section 1.3. Stock Options
  Section 1.9. Taking of Necessary Action; Further Action
  Section 1.10. Change of Domicile

ARTICLE 2 Representations and Warranties of TXES
  Section 2.1. Organization and Qualification
  Section 2.2. Capitalization of TXES
  Section 2.3. Authority Relative to this Agreement; Recommendations
  Section 2.4. SEC Reports; Financial Statements
  Section 2.5. Information Supplied
  Section 2.6. Consents and Approvals; No Violations
  Section 2.7. No Default
  Section 2.8. No Undisclosed Liabilities; Absence of Changes
  Section 2.9. Litigation
  Section 2.10. Compliance with Applicable Law
  Section 2.11. Employee Benefit Plans; Labor Matters
  Section 2.12. Environmental Laws and Regulations
  Section 2.13. Tax Matters
  Section 2.14. Title to Property
  Section 2.15. Intellectual Property
  Section 2.16. Insurance
  Section 2.17. Vote Required
  Section 2.18. Tax Treatment
  Section 2.19. Affiliates
  Section 2.20. Certain Business Practices
  Section 2.21. Insider Interests
  Section 2.22. Opinion of Financial Adviser


5


  Section 2.23. Brokers
  Section 2.24. Disclosure
  Section 2.25. No Existing Discussion
  Section 2.26. Material Contracts

ARTICLE 3. Representations and Warranties of GVI
  Section 3.1. Organization and Qualification
  Section 3.2. Capitalization of GVI
  Section 3.3. Authority Relative to this Agreement; Recommendation
  Section 3.4. SEC Reports; Financial Statements
  Section 3.5. Information Supplied
  Section 3.6. Consents and Approvals; No Violations
  Section 3.7. No Default
  Section 3.8  No Undisclosed Liabilities; Absence of Changes
  Section 3.9. Litigation
  Section 3.10. Compliance with Applicable Law
  Section 3.11. Employee Benefit Plans; Labor Matters
  Section 3.12. Environmental Laws and Regulations
  Section 3.13. Tax Matters
  Section 3.14. Title to Property
  Section 3.15. Intellectual Property
  Section 3.16. Insurance
  Section 3.17. Vote Required
  Section 3.18. Tax Treatment
  Section 3.19. Affiliates
  Section 3.20. Certain. Business Practices
  Section 3.21. Insider Interests
  Section 3.22. Opinion of Financial Adviser
  Section 3.23. Brokers
  Section 3.24. Disclosure
  Section 3.25. No Existing Discussions
  Section 3.26. Material Contracts

ARTICLE 4. Covenants
  Section 4.1. Conduct of Business of TXES
  Section 4.2. Conduct of Business of GVI
  Section 4.3. Preparation of the Proxy Statement
  Section 4.4. Other Potential Acquirers
  Section 4.5. Meetings of Stockholders
  Section 4.6. NASD OTC:BB Listing
  Section 4.7. Access to Information
  Section 4.8. Additional Agreements; Reasonable Efforts
  Section 4.9. Employee Benefits; Stock Option and Employee Purchase Plans
  Section 4.10. Public Announcements
  Section 4.11. Indemnification
  Section 4.12. Notification of Certain Matters

ARTICLE 5. Conditions to Consummation of tile Share Exchange
  Section 5.1. Conditions to Each Party's Obligations to Effect  the
               Share Exchange
  Section 5.2. Conditions to the Obligations of TXES
  Section 5.3. Conditions to the Obligations of GVI

ARTICLE 6. Termination; Amendment; Waiver
  Section 6.1. Termination
  Section 6.2. Effect of Termination
  Section 6.3. Fees and Expenses





6



  Section 6.4. Amendment
  Section 6.5. Extension; Waiver

ARTICLE 7. Miscellaneous
  Section 7.1. Nonsurvival of Representations and Warranties
  Section 7.2. Entire Agreement; Assignment
  Section 7.3. Validity
  Section 7.4. Notices
  Section 7.5. Governing Law
  Section 7.6. Descriptive Headings
  Section 7.7. Parties in Interest
  Section 7.8. Certain Definitions
  Section 7.9. Personal Liability
  Section 7.10. Specific Performance
  Section 7.11. Construction
  Section 7.12. Counterparts










7








                AGREEMENT AND PLAN OF SHARE EXCHANGE

      This Agreement and Plan of Share Exchange (this "Agreement"), dated as of August 20, 2001 is between TEXAS E-SOLUTIONS, INC., a Nevada corporation ("TXES"), and Global-Vision.com, Inc., a California corporation ("GVI").

      Whereas, the Boards of Directors of TXES and GVI each have, in light of and subject to the terms and conditions set forth herein,
(i) determined that the Share Exchange (as defined below) is fair to their respective stockholders and in the best interests of such stockholders and (ii) approved the Share Exchange in accordance with this Agreement;

      Whereas, for Federal income tax purposes, it is intended that the Share Exchange qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

      Whereas, TXES and GVI desire to make certain representations, warranties, covenants and agreements in connection with the Share
Exchange  and  also  to  prescribe various conditions  to  the  Share
Exchange.

      Now, therefore, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, TXES and GVI hereby agree as follows;

                              ARTICLE I

                         The Share Exchange

      Section 1.1 The Share Exchange. TEXAS E-SOLUTIONS, INC., a Nevada Corporation, at the Effective Time and upon the terms and subject to the conditions of this Agreement and in accordance with the Nevada Revised Statutes (the "NRS"), shall exchange the shares as set forth below for one hundred percent (100%) of the issued and outstanding shares of GVI (as defined below) (the "Share Exchange"). Following the Share Exchange, GVI shall continue as a wholly owned subsidiary of TEXAS E-SOLUTIONS, INC., and TEXAS E-SOLUTIONS, INC. shall be the "acquiring" corporation ( the "Acquiring Corporation"), and shall continue to be governed by the laws of the jurisdiction of its incorporation or organization. The Share Exchange is intended to qualify as a tax-free reorganization under Section 368 of the Code as it relates to the non-cash Exchange of stock referenced herein.

      Section 1. - Effective Time. Subject to the terms and conditions set forth in this Agreement, a Certificate of Share Exchange (the "Share Exchange Certificate") shall he duly executed and acknowledged by GVI and TXES, and thereafter the Share Exchange Certificate reflecting the Share Exchange shall be delivered to the Secretary of State of the State of Nevada and the Secretary of State of California for filing pursuant to the NRS ant the California Corporate Code (the "CCC")on the Closing Date (as defined in Section 1.3). The Share Exchange shall become effective at such time at such time as a properly executed and certified copy of the Share Exchange Certificate is duty filed by the Secretary of State of the State of
Nevada in accordance with the NRS and the Secretary of State of California, in accordance with the CCC, or such later time as the parties may agree upon and set forth in the Share Exchange Certificate (the time at which the Share Exchange becomes effective shall be referred, to herein as the "Effective Time")

     Section 1.3 Closing of the Share Exchange. The closing of the Share Exchange (the "Closing") will take place at a time and on a date to be specified by the parties, which shall be no later than the second business day after satisfaction of the latest to occur of the conditions set forth in Article 5 (the "Closing Date"), at the offices of the Law Office of L. Van Stillman, PA, 1177 George Bush Blvd., Suite 308, Delray Beach, Florida 33483, unless another time, date or place is agreed to in writing by the parties hereto.

      Section 1.4. Effects of the Share Exchange. The Share Exchange shall have the effects set forth in the NRS and the CCC. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers of GVI shall vest in the Acquiring Corporation, and GVI shall remain a wholly owned subsidiary of TXES.



8



      Section 1.5. Board of Directors and Officers TXES. At or prior to the Effective Time, each of GVI and TXES agrees to take such action as is necessary (i) to cause the number of directors comprising the full Board of Directors of TXES to resign, effective 10 days after the Company files with the SEC a Form 14(f) (1) and
(ii) to cause those individuals named by the acquired corporation ( the "GVI Designees") to be elected as directors of TXES. In addition, majority stockholders of TXES prior to the Effective Time shall take all action necessary to cause, to the greatest extent practicable, the GVI Designees to serve on TXES's Board of
Directors until the 2002 Annual Meeting. If a GVI Designee, respectively, shall decline or be unable to serve as a director prior to the Effective Time, GVI shall nominate another person to serve in such person's stead, which such person shall be subject to approval of the other party. From and after the Effective Time, and until successors are duly elected or appointed and qualified in accordance with applicable law. Jack Chang shall be Chief Executive Officer and President, with all other officers being appointed or elected, according to the Company's By-Laws.

     Section 1.6. Conversion of Shares.

     (a) At the Effective Time, each share of common stock, par value $.001 per share of GVI (individually a "GVI Share" and collectively, the "GVI Shares") issued and outstanding immediately prior to the Effective Time shall, by virtue of the Share Exchange and without any action on the part of GVI, or TXES or the holder thereof; be convened into and shall become fully paid and nonassessable TXES common shares determined by dividing (i) Six Million Seven Hundred Fifty Thousand (6,750,000), by (ii) the total number of shares of GVI, outstanding immediately prior to the Effective Time (such quotient, the 'Exchange Ratio"). The holder of one or more shares of GVI common stock shall be entitled to receive in Exchange therefore a number of shares of TXES Common Stock equal to the product of (x) (the number of shares of GVI common stock times (y) (the Exchange Ratio) (TXES Shares and GVI Shares are sometimes referred to collectively herein as "Shares")

      (b) At the Effective Time, each GVI Share held in the treasury of GVI, by GVI immediately prior to the Effective Time shall, by virtue of the Share Exchange and without any action on the part of GVI or TXES be canceled, retired and cease to exist and no payment shall be made with respect thereto.

      Section 1.7. Exchange of Certificates.

      (a) Prior to the Effective Time, TXES shall enter into an agreement with, and shall deposit with, The Law Office of L. Van Stillman, PA, or such other agent or agents as may be satisfactory to TXES and GVI (the "Exchange Agent"), for the benefit of the holders of GVI Shares, for Exchange through the Exchange Agent in accordance with this Article I; (i) certificates representing the appropriate number of TXES Shares to be issued to holders of GVI Shares issuable pursuant to Section 1.6 in Exchange for outstanding GVI Shares.

      (b) As soon as reasonably practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding GVI Shares (the "Certificates") whose shares were converted into the right to receive TXES Shares pursuant to Section 1.6: (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as GVI and TXES may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in Exchange for certificates representing TXES Shares. Upon surrender of a Certificate to the Exchange Agent, together with such letter of transmittal, duly executed, and any other required documents, the holder of such Certificate shall be entitled to receive in Exchange thereforee a certificate representing that number of whole TXES Shares which such holder has the right to receive pursuant to the provisions of this Article I, and the Certificate so surrendered shall forthwith be canceled. In no event will fractional shares be issued, but if a certificate holder is entitled to a fractional interest, said interest will be rounded up to the nearest whole number. In no event will TXES be obligated to issue shares in excess of the amount provided for in this agreement, or 7,750,000 shares. Until surrendered as contemplated by this Section 1.7, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the certificate representing TXES Shares as contemplated by this Agreement.

    (c) No dividends or other distributions declared or made after the Effective Time with respect to TXES Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the TXES Shares represented thereby until the holder of record of such Certificate shall surrender such Certificate.



9






      (d) In the event that any Certificate for GVI Shares or TXES Shares shall have been lost, stolen or destroyed, the Exchange Agent shall issue in Exchange thereforee, upon the making of an affidavit of that fact by the holder thereof such TXES Shares if any, as may be required pursuant to this Agreement; provided, however, that TXES or the Exchange Agent, may, in its respective discretion, require the delivery of a suitable bond, opinion or indemnity.

      (e) All TXES Shares issued upon the surrender for Exchange of GVI Shares in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such GVI Shares. There shall be no further registration of transfers on the stock transfer books of either of GVI or TXES of the GVI Shares or TXES Shares which were outstanding immediately prior to the Effective Time. It after the Effective Time, Certificates are presented to TXES for any reason, they shall be canceled and Exchanged as provided in this Article I.

      (f) No fractional TXES Shares shall be issued in the Share Exchange, but in lieu thereof each holder of GVI Shares otherwise entitled to a fractional TXES Share shall, upon surrender of its, his or her Certificate or Certificates, be entitled to receive an additional share to round up to the nearest round number of shares.

      Section 1.8. Stock Options. At the Effective Time, each outstanding option to purchase GVI Shares, if any (a "GVI Stock Option" or collectively, "GVI Stock Options") issued pursuant to any GVI Stock Option Plan or GVI Long Term Incentive Plan whether vested or unvested, shall be cancelled.

      Section 1.9 Taking of Necessary Action: Further Action. If, at any time after the Effective Time, GVI or TXES reasonably determines that any deeds, assignments, or instruments or confirmations or transfer are necessary or desirable to carry out the purposes of this Agreement and to vest TXES with full right, title and possession to all assets, property, rights, privileges, powers and franchises of
GVI) the officers and directors of TXES and GVI are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary or desirable action.


                              ARTICLE 2

               Representations and Warranties of TXES

     Except as set forth on the Disclosure Schedule delivered by TXES to GVI (the "TXES Disclosure Schedule"), TXES hereby represents and warrants to GVI as follows:

     Section 2.1 - Organization and ion and Qualification.

      (a) TXES is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to own, lease and operate its properties and to carry on its businesses as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority would not have a Material Adverse Effect (as defined below) on TXES When used in connection with TXES, the term "Material Adverse Effect" means any change or effect (i) that is or is reasonably likely to be materially adverse to the business, results of operations, condition (financial or otherwise) or prospects of TXES, other than any change or effect arising out of general economic conditions unrelated to any business in which TXES is engaged, or
(ii) that may impair the ability of TXES' to perform its obligations hereunder or to consummate the transactions contemplated hereby.

      (b) TXES has heretofore delivered to GVI accurate and complete copies of the Certificate of Incorporation and Bylaws (or similar governing documents), as currently in effect, of TXES. Except as set forth on Schedule 2.1 of the TXES Disclosure Schedule, TXES is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing



10


necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not have a Material Adverse Effect on TXES.

     Section 2.2. Capitalization of TXES.

     (a) The authorized capital stock of TXES consists of: (i) Twenty Five Million (25,000,000) TXES Common Shares, of which, as of August 20, 2001, 4,500,000 TXES Shares were issued and outstanding, and (ii) no TXES Shares were held in treasury. All of the outstanding TXES Shares have been duly authorized and validly issued and are fully paid, non-assessable and free of preemptive rights. Except as set forth herein, as of the date hereof, there are no outstanding (i) shares of capital stock or other voting securities of TXES, (ii) securities of TXES convertible into or Exchangeable for shares of capital stock or voting securities of TXES, except for the preferred shares of TXES, (iii) options or other rights to acquire from TXES and, except as described in the TXES SEC Reports (as defined below), no obligations of TXES to issue, any capital stock, voting securities or securities convertible into or Exchangeable for capital stock or voting securities of TXES, and (iv) equity equivalents, interests in the ownership or earnings of TXES or other similar rights (collectively, "TXES Securities"). As of the date hereof; except as set forth on Schedule 2.2(a) of the TXES Disclosure Schedule there are no outstanding obligations of TXES or its subsidiaries to repurchase, redeem or otherwise acquire any TXES Securities or stockholder agreements, voting trusts or other agreements or understandings to which TXES is a party or by which it its bound relating to the voting or registration of any shares of capital stock of TXES. For purposes of this Agreement, "Lien" means, with respect to any asset (including, without limitation, any security) any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

      (b) The TXES Shares constitute the only class of equity securities of TXES registered or required to be registered under the Exchange Act.

      (c) TXES does not own directly or indirectly more than fifty percent (50%) of the outstanding voting securities or interests (including membership interests) of any entity, other than as specifically disclosed in the disclosure documents.

       Section   2.3.   Authority   Relative   to   this   Agreement;
Recommendation.

      (a) TXES has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by the Board of Directors of TXES (the "TXES Board") and no
other corporate proceedings on the part of TXES are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, except, as referred to in Section 2.17, the approval and adoption of this Agreement by the holders of at least a majority of the then outstanding TXES Shares. This Agreement has been duly and validly executed and delivered by TXES and constitutes a valid, legal and binding agreement of TXES, enforceable against TXES in accordance with its terms.

       (b) The TXES Board has resolved to recommend that the stockholders of TXES approve and adopt this Agreement, if such authorization is required by the NRS.

     Section 2.4. SEC Reports, Financial Statements.

      (a) TXES has filed all required forms, reports and documents with the Securities and Exchange Commission (the "SEC") since the filing of its initial registration statement on Form 1OSB on [____________________], each of which has complied in all material respects with all applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act (and the rules and regulations promulgated there-under, respectively), each as in effect on the dates such forms, reports and documents were filed. TXES has heretofore delivered or promptly will deliver prior to the Effective Date to GVI, in the form filed with the SEC (including any amendments thereto but excluding any exhibits), (i) its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, (ii) all definitive proxy statements relating to TXES's meetings of stockholders (whether annual or special) held since the last annual meeting, if any, and (iii) all other reports or registration statements filed by TXES with the SEC since the last filing of its 10-QSB (all of the foregoing, collectively, the "TXES SEC Reports"). None of such TXES SEC Reports, including, without limitation, any financial statements or schedules included or incorporated by reference therein, contained, when filed, any untrue statement of a



11



material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements of TXES included in the TXES SEC Reports fairly present, in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto), the financial position of TXES as of the dates thereof and its results of operations and changes in financial position for the periods then ended. All material agreements, contracts and other documents required to be filed as exhibits to any of the TXES SEC Reports have been so filed.

      (b) TXES has heretofore made available or promptly will make available to GVI a complete and correct copy of any amendments or modifications which are required to he filed with the SEC but have not yet been filed with the SEC, to agreements, documents or other instruments which previously had been filed by TXES with the SEC pursuant to the Exchange Act.

      Section 2.5. Information Supplied. None of the information supplied or to be supplied by TXES for inclusion or incorporation by reference in connection with the Share Exchange (the "Proxy Statement") will at the date mailed to stockholders of TXES and at the times of the meeting or meetings of stockholders of TXES to be held in connection with the Share Exchange, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement, insofar as it relates to the meeting of TXES's stockholders to vote on the Share Exchange, will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations there-under.

      Section. 2.6. Consents and Approvals; No Violations. Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements to the Securities Act, the Exchange Act, state securities or blue sky laws, the Hart-Scott-Rodino Antitrust Improvements Act of 1916, as amended (the "HSR Act"), the rules of the National Association of Securities
Dealers, Inc. ("NASD"), the filing and recordation of the Share Exchange Certificate as required by the NRS and the NRS and as set forth on Schedule 2.6 of the TXES Disclosure Schedule no filing with or notice to, and no permit, authorization, consent or approval of, any court or tribunal or administrative, governmental or regulatory body, agency or authority (a "Governmental Entity") is necessary for the execution and delivery by TXES of this Agreement or the consummation by TXES of the transactions contemplated hereby, except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings or give such notice would not have a Material Adverse Effect on TXES.

      Except as set forth in Section 2.6 of the TXES Disclosure Schedule, neither the execution, delivery and performance of this Agreement by TXES nor the consummation by TXES of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the respective Certificate of Incorporation or Bylaws (or similar governing documents) of TXES, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or Lien) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which TXES is a party or by which any of its properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, law, statute, rule or regulation applicable to TXES or any or its properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults which would not have a Material Adverse Effect on TXES.

      Section 2.7. No Default. Except as set forth in Section 2.7 of the TXES Disclosure Schedule, TXES is not in breach, default or violation (and no event has occurred which with notice or the lapse of time or both would constitute a breach default or violation) of any term, condition or provision of (i) its Certificate of Incorporation or Bylaws (or similar governing documents), (ii) any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which TXES is now a party or by which any of its respective properties or assets may be bound or
(iii) any order, writ injunction, decree, law, statute, rule or regulation applicable to TXES or any of its respective properties or assets, except in, the case of (ii) or (iii) for violations, breaches or defaults that would not have a Material Adverse Effect on TXES. Except as set forth in Section 2.7 of the TXES Disclosure Schedule, each note, bond, mortgage,



12




indenture,  lease,  license,  contract,
agreement or other instrument or obligation to which TXES is now a party or by which its respective properties or assets may be bound that is material to TXES and that has not expired is in full force and effect and is not subject to any material default there-under of which TXES is aware by any party obligated to TXES there-under.

      Section 2.8. No Undisclosed Liabilities; Absence of Changes. Except as set forth in Section 2.8 of the TXES Disclosure Schedule and except as and to the extent publicly disclosed by TXES in the TXES SEC Reports, as of August 20, 2001, TXES does not have any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by generally accepted accounting principles to be reflected on a balance sheet of TXES (including the notes thereto) or which would have a Material Adverse Effect on TXES. Except as publicly disclosed by TXES, since August 20, 2001, TXES has not incurred any liabilities of any nature, whether or not accrued, contingent or otherwise, which could reasonably be expected to have, and there have been no events, changes or effects with respect to TXES having or which reasonably could be expected to have, a Material Adverse Effect on TXES. Except as and to the extent publicly disclosed by TXES in the TXES SEC Reports and except as set forth in Section 2.8 of the TXES Disclosure Schedule, since August 20, 2001, there has not been (i) any material change by TXES in its accounting methods, principles or practices (other than as required after the date hereof by concurrent changes in generally accepted accounting principles), (ii) any revaluation by TXES of any of its assets having a Material Adverse Effect on TXES, including, without limitation, any write-down of the value of any assets other than in the ordinary course of business or (iii) any other action or event that would have required the consent of any other party hereto pursuant to Section 4.1 of this Agreement had such action or event occurred after the date of this Agreement.

     Section 2.9. Litigation. Except as publicly disclosed by TXES in the TXES SEC Reports, there is no suit, claim, action, proceeding or investigation, pending or, to the knowledge of TXES, threatened against TXES or any of its subsidiaries or any or their respective properties or assets before any Governmental Entity which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on TXES or could reasonably be expected to prevent or delay the consummation of the transactions contemplated by this Agreement. Except as publicly disclosed by TXES in the TXES SEC Reports, TXES is not subject to any outstanding order, writ, injunction or decree which, insofar as can be reasonably foreseen in the future, could reasonably be expected to have a Material Adverse Effect on TXES or could reasonably be expected to prevent or delay the consummation of the transactions contemplated hereby.

      Section 2. TO. Compliance with Applicable Law. Except as publicly disclosed by TXES in the TXES SEC Reports, TXES holds all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the "TXES Permits"), except for failures to hold such permits, licenses, variances, exemptions, orders and approvals which would not have a Material Adverse Effect on TXES. Except as publicly disclosed by TXES in the TXES SEC Reports, TXES is in compliance with the terms or the TXES Permits, except where the failure so to comply would not have a Material Adverse Effect on TXES. Except as publicly disclosed by TXES in the TXES SEC Reports, the business of TXES is not being conducted in violation of any law, ordinance or regulation of any Governmental Entity except that no representation or warranty is made in this
Section 2.10 with respect to Environmental Laws (as defined in Section 2.1.2 below) and except for violations or possible violations which do not, and, insofar as reasonably can be foreseen, in the future will not, have a Material Adverse Effect on TXES. Except as publicly disclosed by TXES in the TXES SEC Reports, no investigation or review by any Governmental Entity with respect to TXES is pending or, to the knowledge of TXES, threatened, nor, to the knowledge of TXES, has any Governmental Entity indicated an intention to conduct the same, other than, in each case, those which TXES reasonably believes will not have a Material Adverse Effect on TXES.

     Section 2.11. Employee Benefit Plans: Labor Matters.

      (a) Except as set forth in Section 2.11(a) of the TXES Disclosure Schedule with respect to each employee benefit plan, program, policy, arrangement and contract (including, without limitation, any "employee benefit plan," as defined in Section 3(3) of the Employee Retirement




13




Income Security Act of 1974, as  amended
("ERISA")), maintained or contributed to at any time by TXES or any entity required to be aggregated with TXES pursuant to Section 414 of the Code (each, a "TXES Employee Plan"), no event has occurred and to the knowledge of TXES, no condition or set of circumstances exists in connection with which TXES could reasonably be expected to be subject to any liability which would have a Material Adverse Effect on TXES.

     (b) (i) No TXES Employee Plan is or has been subject to Title IV of ERISA or Section 412 of the Code; and (ii) each TXES Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to quality under Section 501(a) of the Code is the subject of a favorable Internal Revenue Service determination letter, and nothing has occurred which could reasonably be expected to adversely affect such determination.

     (c) Section 2.11(c) of the TXES Disclosure Schedule sets forth a true and complete list, as of the date of this Agreement, of each person who holds any TXES Stock Options, together with the number of TXES Shares which are subject to such option, the date of grant of such option, the extent to which such option is vested (or will become vested as a result or the Share Exchange), the option price of such option (to the extent determined as of the date hereof), whether such option is a nonqualified stock option or is intended to qualify as an incentive stock option within the meaning of Section 422(b) of the Code, and the expiration date of such option. Section. 2.11(c) of the TXES Disclosure Schedule also sets forth the total number of such incentive stock options and such nonqualified options. TXES has furnished GVI with complete copies of the plans pursuant to which the TXES Stock Options were issued. Other than the automatic vesting of TXES Stock Options that may occur without any action on the part of TXES or its officers or directors, TXES has not taken any action that would result in any TXES Stock Options that are unvested becoming vested in connection with or as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

      (d) TXES has made available to GVI (i) a description of the terms of employment and compensation arrangements of all officers of TXES and a copy of each such agreement currently in effect; (ii) copies of all agreements with consultants who are individuals obligating TXES to make annual cash payments in an amount exceeding $60,000; (iii) a schedule listing all officers of TXES who have executed a non-competition agreement with TXES and a copy of each such agreement currently in effect; (iv) copies (or descriptions) of all severance agreements, programs and policies of TXES with or relating to its employees, except programs and policies required to be maintained by law; and (v) copies of all plans, programs, agreements and other arrangements of TXES with or relating to its employees which contain change in control provisions all of which are set forth in Section 2.11(d) of the TXES Disclosure Schedule.

      (e) There shall be no payment, accrual of additional benefits, acceleration of payments, or vesting in any benefit under any TXES employee Plan or any agreement or arrangement disclosed under this
Section 2.1.1 solely by reason of entering into or in connection with the transactions contemplated by this Agreement.

      (f) There are no controversies pending or, to the knowledge of TXES, threatened, between TXES and any of their employees, which controversies have or could reasonably be expected to have a Material Adverse Effect on TXES. Neither TXES nor any of its subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by TXES or any of its subsidiaries (and neither TXES nor any of its subsidiaries has any outstanding material liability with respect to any terminated collective bargaining agreement or labor union contract), nor does TXES know of any activities or proceedings of any labor union to organize any of its or employees. TXES has no knowledge of any strike, slowdown, work stoppage, lockout or threat thereof, by or with respect to any of its employees.

      Section 2.12. Environmental Laws and Regulations.

      (a) Except as publicly disclosed by TXES in the TXES SEC Reports, (i) TXES is in material compliance with all applicable federal, state, local and foreign laws and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) (collectively, "Environmental Laws"). except for non-compliance that would not have a Material Adverse Effect on TXES, which compliance includes but is not limited to, the possession by TXES or all material permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof; (ii) TXES has not received written notice of, or, to the knowledge of TXES, is the subject of, any action, cause of action, claim, investigation, demand or notice by any person or entity alleging liability under or non-compliance with any Environmental Law (an "Environmental Claim") that could reasonably be expected to have a Material





14





Adverse Effect on TXES; and (iii) to the knowledge of TXES, there are no circumstances that are reasonably likely to prevent or interfere with such material compliance in the future.

      (b) Except as publicly disclosed by TXES, there are no Environmental Claims which could reasonably be expected to have a Material Adverse Effect on TXES that are pending or, to the knowledge of TXES, threatened against TXES or, to the knowledge of TXES, against any person or entity whose liability for any Environmental Claim TXES has or may have retained or assumed either contractually or by operation of law.


      Section 2.13. Tax Matters.

      (a)  Except as set forth in Section 2.13 of the TXES Disclosure
Schedule: (i) TXES has filed or has had filed on its behalf in a timely manner (within any applicable extension periods) with the appropriate Governmental Entity all income and other material Tax Returns (as defined herein) with respect to Taxes (as defined herein) of TXES and all Tax Returns were in all material respects true, complete and correct; (ii) all material Taxes with respect to TXES have been paid in full or have been provided for in accordance with GAAP on TXES's most recent balance sheet which is part of the TXES SEC Documents. (iii) there are no outstanding agreements or waivers extending the statutory period of limitations applicable to any federal, state, local or foreign income or other material Tax Returns required to be filed by or with respect to TXES; (iv) to the knowledge of TXES none of the Tax Returns of or with respect to TXES is currently being audited or examined by any Governmental Entity; and (v) no deficiency for any income or other material Taxes has been assessed with respect to TXES which has not been abated or paid in full.

      (b) For purposes of this Agreement, (i) "Taxes" shall mean all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, sales, use, ad valorem, goods and services, capital, transfer, franchise, profits, license, withholding, payroll, employment, employer health, excise, estimated, severance, stamp, occupation, property or other taxes, customs duties, fees, assessments or charges of any kind whatsoever together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority and. (ii.) "Tax Return" shall mean any report, return, documents declaration or other information or filing required to be supplied to any taxing authority or jurisdiction with respect to Taxes.


      Section 2.14. Title to Property. TXES has good and defensible title to all of its properties and assets, free and clear of all liens, charges and encumbrances except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which, individually or in the aggregate, would not have a Material Adverse Effect on TXES; and, to TXES's knowledge, all leases pursuant to which TXES leases from others real or personal property are in good standing, valid and effective in accordance with their respective terms, and there is not, to the knowledge of TXES, under any of such leases, any existing material default or event of default (or event which with notice of lapse of time, or both, would constitute a default and in respect of which TXES has not taken adequate steps to prevent such a default from occurring) except where the lack of such good standing, validity and effectiveness, or the existence of such default or event, would not have a Material Adverse Effect on TXES.

     Section 2.15. Intellectual Property.




15




      (a) TXES owns, or possesses adequate licenses or other valid rights to use, all existing United States and foreign patents, trademarks, trade names, service marks, copyrights, trade secrets and applications thereforee that are material to its business as currently conducted (the "TXES Intellectual Property Rights").

      (b) The validity of the TXES Intellectual Property Rights and the title thereto of TXES is not being questioned in any litigation to which TXES is a party.

      (c)  Except  as  set  forth  in Section  2.15(c)  of  the  TXES
Disclosure Schedule, the conduct of the business of TXES as now conducted does not, to TXES's knowledge, infringe any valid patents, trademarks, trade names, service marks or copyrights of others. The consummation of the transactions completed hereby will not result in the loss or impairment of any TXES Intellectual Property Rights.

      (d) TXES has taken steps it believes appropriate to protect and maintain its trade secrets as such, except in cases where TXES has elected to rely on patent or copyright protection in lieu of trade secret protection. Section 2.16. Insurance. TXES currently does not maintain general liability and other business insurance.

      Section. 2.17. Vote Required. The affirmative vote of the holders of at least a majority of the outstanding TXES Shares is the only vote of the holders of any class or series of TXES's capital stock necessary to approve and adopt this Agreement and the Share Exchange.

      Section 2.18. Tax Treatment. Neither TXES nor, to the knowledge of TXES, any of its affiliates has taken or agreed to take action that would prevent the Share Exchange from constituting a reorganization qualifying under the provisions of Section 368(a) of the Code.

      Section 2.19. Affiliates. Except for Principal TXES Stockholder ("PTS") and the directors and executive officers of TXES, each of whom is listed in Section 2.19 of the TXES Disclosure Schedule, there are no persons who, to the knowledge of TXES, may be deemed to be affiliates of TXES under Rule 1-02(b) of Regulation S-X of the SEC (the TXES Affiliates").

      Section 2.20. Certain Business Practices. None of TXES or any directors, officers, agents or employees of TXES has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended (the "FCPA"), or (iii) made any other unlawful payment.

      Section 2.21. Insider Interests. Except as set forth in Section
2.21 of the TXES Disclosure Schedule, neither PJS nor any officer or director of TXES has any interest in any material property, real or personal, tangible or intangible, including without limitation, any computer software or TXES Intellectual Property Rights, used in or pertaining to the business of TXES, expect for the ordinary rights of a stockholder or employee stock option holder.

      Section 2.22. Opinion of Financial Adviser. No advisers, as of the date hereof, have delivered to the TXES Board a written opinion to the effect that, as of such date, the Exchange ratio contemplated by the Share Exchange is fair to the holders of TXES Shares.

     Section. 2.24. Disclosure. No representation or warranty of TXES in this Agreement or any certificate, schedule, document or other instrument furnished or to be furnished to GVI pursuant hereto or in connection herewith contains, as of the date of such representation, warranty or instrument, or will contain any untrue statement of a material fact or, at the date thereof, omits or will omit to state a material fact necessary to make any statement herein or therein, in light of the circumstances under which such statement is or will be made, not misleading.



16



      Section 2.25. No Existing Discussions. As of the date hereof, TXES is not engaged, directly or indirectly, in any discussions or negotiations with any other party with respect to any Third Party Acquisition (as defined in Section 4.4).

     Section 2.26. Material Contracts.

      (a) TXES has delivered or otherwise made available to GVI true, correct and complete copies of all contracts and agreements (and all amendments, modifications and supplements thereto and all side letters to which TXES is a party affecting the obligations of any party there-under) to which TXES is a party or by which any of its properties or assets are bound that are, material to the business, properties or assets of TXES taken as a whole, including, without limitation, to the extent any of the following are, individually or in the aggregate, material to the business, properties or assets of TXES taken as a whole, all: (i) employment, product design or development, personal services, consulting, non-competition, severance, golden parachute or indemnification contracts (including, without limitation, any contract to which TXES is a party involving employees of TXES); (ii) licensing, publishing, merchandising or distribution agreements; (iii) contracts granting rights of first refusal or first negotiation; (iv) partnership or joint venture agreements; (v) agreements for the acquisition, sale or lease of material properties or assets or stack or otherwise entered into since December 31, 2000; (vi) contracts or agreements with any Governmental Entity. and (vii) all commitments and agreements to enter into any of the foregoing (collectively, together with any such contracts entered into in accordance with Section 4.1 hereof, the "TXES Contracts"). TXES is not a party to or bound by any severance, golden parachute or other agreement with any employee or consultant pursuant to which such person would be entitled to receive any additional compensation or an accelerated payment of compensation as a result of the consummation of the transactions contemplated hereby.

      (b) Each of the TXES Contracts is valid and enforceable in accordance with its terms, and there is no default under any TXES Contract so listed either by TXES or, to the knowledge of TXES, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default there-under by TXES or, to the knowledge of TXES, any other party, in any such case in which such default or event could reasonably be expected to have a Material Adverse Effect on TXES.

      (c) No party to any such TXES Contract has given notice to TXES of or made a claim against TXES with respect to any breach or default there-under, in any such case in which such breach or default could reasonably be expected to have a Material Adverse Effect on TXES
ARTICLE 3

                Representations and Warranties of GVI

      Except as set forth on the Disclosure Schedule delivered by GVI to TXES (the "GVI Disclosure Schedule"), GVI hereby represents and warrants to TXES as follows;

     Section 3.1. Organization and Qualification.

      (a) Each of GVI and its subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to own, lease and operate its properties and to carry on its businesses as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority would not have a Material Adverse Affect (as defined below)
on GVI. When used in connection with GVI, the term "Material Adverse Effect" means any change or effect (i) that is or is reasonably
likely to be materially adverse to the   business,  results  of
operations,  condition  (financial   or otherwise)  or  prospects  of
GVI and its subsidiaries, taken as a whole, other than any change or effect arising out of general economic conditions unrelated to any businesses in, which GVI and its subsidiaries


17



are engaged, or (ii) that may impair the ability of GVI to consummate the transactions contemplated hereby.

      (b) GVI has heretofore delivered to TXES accurate and complete copies of the Certificate of Incorporation and Bylaws (or similar governing documents), as currently in effect, of GVI. Each of GVI and its subsidiaries is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not have a Material Adverse Effect on GVI.

     Section 3.2. Capitalization of GVI.

      (a) Tile authorized capital stock of GVI consists of Twenty Million (20,000,000) GVI common Shares, no par value, one (1) share of common stock is currently issued and outstanding. All of the outstanding GVI Shares have been duly authorized and validly issued, and are fully paid, nonassessable and free of preemptive rights.

      (b) Except as set forth in Section 3.2(b) of the GVI Disclosure Schedule, GVI is the record and beneficial owner of all of the issued and outstanding shares of capital stock of its subsidiaries.

      (c) Except as set tub in Section 3.2(c) of the GVI Disclosure Schedule, between the date of this agreement, and the Closing, as defined herein, no shares of GVI's capital stock will have been issued and no GVI Stock options have been granted. Except as set forth in Section 3.2(a) above, as of the date hereof, there are no outstanding (i) shares of capital stock or other voting securities of GVI, (ii) securities of GVI or its subsidiaries convertible into or Exchangeable for shares of capital stock or voting securities of GVI,
(iii) options or other rights to acquire from GVI or its subsidiaries, or obligations of GVI or its subsidiaries to issue, any capital stock, voting securities or securities convertible into or Exchangeable for capital stock or voting securities of GVI, or (iv) equity equivalents, interests in the ownership or earnings of GVI or its subsidiaries or other similar rights (collectively, "GVI Securities"). As of the date hereof there are no outstanding obligations of GVI or any of its subsidiaries to repurchase, redeem or otherwise acquire any GVI Securities. There are no stockholder agreements, voting trusts or other agreements or understandings to which GVI is a party or by which it is bound relating to the voting or registration of any shares of capital stock of GVI.

      (d) Except as set forth in Section 3.2(d) of the GVI Disclosure Schedule, there are no securities of GVI convertible into or Exchangeable for, no options or other rights to acquire from GVI, and no other contract, understanding, arrangement or obligation (whether or not contingent) providing for the issuance or sale, directly or indirectly, of any capital stock or other ownership interests in or any other securities of, any subsidiary of GVI.

      (e) The GVI Shares constitute the only class of equity securities of GVI or its subsidiaries.

      (f) Except as set forth in Section 3.2(f) of the GVI Disclosure Schedule, GVI does not own directly or indirectly more than fifty percent (50%) of the outstanding voting securities or interests (including membership interests) of any entity.

        Section   3.3.   Authority   Relative   to   this   Agreement
Recommendation.

      (a) GVI has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of GVI (the "GVI Board"), and no other corporate proceedings on the part of GVI are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, except, as referred to in Section 3.17, the approval and adoption of this Agreement by the holders of at least a majority of the then outstanding GVI Shares. This Agreement has been duly and validly executed and delivered by GVI and constitutes a valid, legal and binding agreement of GVI, enforceable against GVI in accordance with its terms.



18




       (b)  The  GVI  Board  has  resolved  to  recommend  that   the
stockholders of GVI approve and adopt this Agreement.

      Section 3.4. SEC Retorts Financial Statements. GVI is not required to file forms, reports and documents with the SEC.

      Section 3.5. Information Supplied. None of the information supplied or to be supplied by GVI for inclusion or incorporation by reference to (i) the TXES Proxy Statement, 8-K or other SEC Report will, at the time the SEC Report is filed with the SEC and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Proxy Statement will, at the date mailed to stockholders of TXES, if any, and at the times of the meeting or meetings of stockholders of TXES to be held in connection with the Share Exchange, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement, insofar as it relates to the meeting of GVI's stockholders to vote on the Share Exchange, will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations there-under, and the 8-K will comply as to form in all material respects with the provisions of the Securities Act and the rules and regulations there-under.

      Section. 3.6. Consents and Approvals; No Violations. Except as set forth in Section 3.6 of the GVI Disclosure Schedule, and for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act, the Exchange Act, state securities or blue sky laws, the HSR Act, the rules of the NASD and the filing and recordation of the Share Exchange Certificate as required by the NCGL, no filing with or notice to, and no permit, authorization, consent or approval of any Governmental Entity is necessary for the execution and delivery by GVI of this Agreement or the consummation by GVI of the transactions contemplated hereby, except where the failure to obtain such permits, authorizations consents or approvals or to make such filings or give such notice would not have a Material Adverse Effect on GVI.

       Neither the execution, delivery and performance of this Agreement by GVI nor the consummation by GVI of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the respective Certificate of Incorporation or Bylaws (or similar governing documents) of GVI or ally of GVI's subsidiaries, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or
Lien) under, any of the terms conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract agreement or other instrument or obligation to which GVI or any of GVI 's subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound or (iii) violate any order, writ, injunction, decree, law, statute, rule or regulation applicable to GVI or any of GVI's subsidiaries or any of their respective properties or assets except in the case of (ii) or (iii) for violations, breaches or defaults which would not have a Material Adverse Effect on GVI.

      Section 3.7. No Default. None of GVI or any of its subsidiaries is in breach, default or violation (and no event has occurred which with notice or the lapse of time or both would constitute a breach, default or violation) of any term, condition or provision of (i) its Certificate of Incorporation or Bylaws (or similar governing documents), (ii) any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which GVI or any of its subsidiaries is now a party or by which any of them or any of their respective properties or assets may be bound or (iii) any order, writ, injunction, decree, law, statute, rule or regulation applicable to GVI, its subsidiaries or any of their respective properties or assets, except in the case or (ii) or (iii) for violations, breaches or defaults that would not have a Material Adverse Effect on GVI. Bach note, bond, mortgage, indenture? lease, license, contract, agreement or other instrument or obligation to which GVI or any of its subsidiaries is now a party or by which any of them or any of their respective properties or assets may be bound that is material to GVI and its subsidiaries taken as a whole and that has not expired is in full force and effect and is not subject to any material default there-under of which GVI is aware by any party obligated to GVI or any subsidiary there-under.

      Section 3.8. No Undisclosed Liabilities; Absence of Changes. Except as and to the extent disclosed by GVI in the GVI, none of GVI or its subsidiaries had any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by generally accepted accounting principles to be reflected on a consolidated balance sheet or GVI and its consolidated subsidiaries (including the notes thereto) or which would have a Material Adverse Effect on GVI. Except as disclosed by GVI, none of GVI or its subsidiaries has incurred any liabilities of any nature, whether or not accrued,



19




contingent  or
otherwise, which could reasonably be expected to have, and there have been no events, changes or effects with respect to GVI or its subsidiaries having or which could reasonably be expected to have, a Material Adverse Effect on GVI. Except as and to the extent disclosed by GVI there has not been (i) any material change by GVI in its accounting methods, principles or practices (other than as required after the date hereof by concurrent changes in generally accepted accounting principles, (ii) any revaluation by GVI of any of its assets having a Material Adverse Effect on GVI, including, without limitation, any write-down of the value of any assets other than in the ordinary course of business or (iii) any other action or event that would have required the consent of any other party hereto pursuant to Section 4.2 of this Agreement had such action or event occurred after the date of this Agreement.

      Section 3.9. Litigation. Except as set forth in Schedule 3.9 of the GVI Disclosure
Schedule there is no suit, claim, action, proceeding or investigation pending or, to the knowledge of GVI, threatened against GVI or any of its subsidiaries or any of their respective properties or assets before any Governmental Entity which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on GVI or could reasonably be expected to prevent or delay the consummation of the transactions contemplated by this Agreement. Except as disclosed by GVI, none of GVI or its subsidiaries is subject to any outstanding order, writ, injunction or decree which, insofar as can be reasonably foreseen in the future, could reasonably be expected 'to have a Material Adverse Effect on GVI or could reasonably be expected to prevent or delay the consummation of the transactions contemplated hereby.

       Section 3.10. Compliance with Applicable Law. Except as disclosed by GVI, GVI and its subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals of all Permits"), except for failures to hold such permits, licenses, variances, exemptions, orders and Governmental entities necessary for the lawful conduct of their respective businesses (the "GVI approvals which would not have a Material Adverse Effect on GVI. Except as disclosed by GVI, GVI and its subsidiaries are in compliance with the terms of the GVI Permits, except where the failure so to comply would not have a Material Adverse Effect on GVI. Except as disclosed by GVI, tile businesses of GVI and its subsidiaries are not being conducted in violation of any law, ordinance or regulation of any Governmental Entity except that no representation or warranty is made in this Section 3.10 with respect to Environmental Laws and except for violations or possible violations which do not, and, insofar as reasonably can be foreseen, in the future will not, have a Material Adverse Effect on GVI. Except as disclosed by GVI no investigation or review by any Governmental Entity with respect to GVI or its subsidiaries is pending or, to the knowledge of GVI, threatened, nor, to the knowledge of GVI, has any Governmental Entity indicated an intention to conduct the same, other than, in each case, those which GVI reasonably believes will not have a Material Adverse Effect on GVI.

     Section 3.11. Employee Benefit Plans, Labor Matters.

      (a) With respect to each employee benefit plan, program policy, arrangement and contract (including, without limitation, any
"employee benefit plan," as defined in Section 3(3) of ERISA), maintained or contributed to at any time by GVI, any of its subsidiaries or any entity required to be aggregated with GVI or any of its subsidiaries pursuant to Section 414 of the Code (each, a "GVI Employee Plan"). No event has occurred and, to the knowledge of 2- DO, no condition or set of circumstances exists in connection with which GVI or any of its subsidiaries could reasonably be expected to be subject to any liability which would have a Material Adverse Effect on GVI.

      (b) (i) No GVI Employee Plan is or has been subject to Title IV or ERISA or Section 412 of the Code; and (ii) each GVI Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code is the subject of favorable internal Revenue Service determination letter, and nothing has occurred which could reasonably be expected to adversely affect such determination.

      (c) Section 3.11(c) of the GVI Disclosure Schedule sets forth a true and complete list, as of the date of this Agreement, of each




20



person who holds any GVI Stock Options, together with the number of GVI Shares which are subject to such option, the date of grant of such option, the extent to which such option is vested (or will become vested as a result of the Share Exchange), the option price of such option (to the extent determined as of the date hereof), whether such option is a nonqualified stock option or is intended to qualify as an incentive stock option within the meaning of Section 422(b) of the Code, and the expiration date of such option. Section 3. ii (c) of the GVI Disclosure Schedule also sets forth the total number of such incentive stock options and such nonqualified options. GVI has furnished TXES with complete copies of the plans pursuant to which the GVI Stock Options were issued. Other than the automatic vesting of GVI Stock Options that may occur without any action on the part of GVI or its officers or directors, GVI has not taken any action that would result in any GVI Stock Options that are unvested becoming vested in connection with or as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

      (d) GVI has made available to TXES (i) a description of the terms of employment and compensation arrangements of all officers of GVI and a copy of each such agreement currently in effect; (ii) copies of all agreements with consultants who are individuals obligating GVI to make annual cash payments in an amount exceeding $60,000; (iii) a schedule listing all officers of GVI who have executed a non-competition agreement with GVI and a copy of each such agreement currently in effect; (iv) copies (or descriptions) of all severance agreements, programs and policies of GVI with or relating to its employees, except programs and policies required to be maintained by law; and (v) copies of all plans, programs, agreements and other arrangements of the GVI with or relating to its employees which contain change in control provisions.

      (e) Except as disclosed in Section 3.1.1(e) of the GVI Disclosure Schedule there shall be no payment, accrual of additional benefits, acceleration of payments, or vesting in any benefit under any GVI Employee Plan or any agreement or arrangement disclosed under this Section 3.11 solely by reason of entering into or in connection with the transactions contemplated by this Agreement.

      (f) There are no controversies pending or, to the knowledge of GVI threatened, between GVI or any of its subsidiaries and any of their respective employees, which controversies have or could reasonably be expected to have a Material Adverse Effect on GVI. Neither GVI nor any of its subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by GVI or any of its subsidiaries (and neither GVI nor any of its subsidiaries has any outstanding material liability with respect to any terminated collective bargaining agreement or labor union contract), nor does GVI know of any activities or proceedings of any labor union to organize any of its or any of its subsidiaries' employees. GVI has no knowledge of any strike, slowdown, work stoppage, lockout or threat thereof by or with respect to any of its or any of its subsidiaries' employees.

     Section 3.12. Environmental Laws and Regulations.

      (a) Except as disclosed by GVI, (i) each of GVI and its subsidiaries is in material compliance with all Environmental Laws, except for non-compliance that would not have a Material Adverse Effect on GVI, which compliance includes, but is not limited to, the possession by GVI and its subsidiaries of all material permits and other government, authorizations required under applicable Environmental Laws, and compliance with, the terms and conditions thereof; (ii) none of GVI or its subsidiaries has received written notice of; or, to the knowledge of GVI, is the subject of, any Environmental Claim that could reasonably be expected to have a Material Adverse Effect on GVI; and (iii) to the knowledge of GVI, there are no circumstances that are reasonably likely to prevent or interfere with such material compliance in the future.

      (U) Except as disclosed by GVI, there are no Environmental Claims which could reasonably be expected to have a Material Adverse Effect on GVI that are pending or, to the knowledge of GVI, threatened against GVI or any of its subsidiaries or, to the knowledge of GVI, against any person or entity whose liability for





21





any Environmental Claim GVI or its subsidiaries has or may have retained or assumed either contractually or by operation of law.
Section 3.13. Tax Matters. Except as set forth in Section 3.13 of the GVI Disclosure Schedule: (i) GVI and each of its subsidiaries has filed or has had filed on its behalf in a timely manner (within any applicable extension periods) with the appropriate Governmental Entity all income and other material Tax Returns with respect to Taxes of GVI and each of its subsidiaries and all Tax
Returns  were  in all material respects true, complete  and  correct;
(ii) all material Taxes with respect to GVI and each of its subsidiaries have been paid in full or have been provided for in accordance with GAAP on GVI's most recent balance sheet which is part of the GVI SEC Documents; (iii) there are no outstanding agreements or waivers extending the statutory period or limitations applicable to any federal, state, local or foreign income or other material Tax Returns required to be filed by or with respect to GVI or its subsidiaries; (iv) to the knowledge of GVI none of the Tax Returns of or with respect to GVI or any of its subsidiaries is currently being audited or examined by any Governmental Entity; and (v) no deficiency for any income or other material Taxes has been assessed with respect to GVI or any of its subsidiaries which has not been abated or paid in, full.

       Section. 3.14. Title to Property. GVI and each of its subsidiaries have good and defensible title to all of their properties and assets, free and clear of all liens, charges and encumbrances except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which, individually or in the aggregate, would not have a Material Adverse Effect on GVI; and, to GVI's knowledge, all leases pursuant to which GVI or any of its subsidiaries lease from others real or personal property are in good standing, valid and effective in accordance with their respective terms, and there is not, to the knowledge of GVI, under any or such leases, any existing material default or event of default (or event which with notice or lapse of time, or both, would constitute a material default and in respect of which GVI or such subsidiary has not taken adequate steps to prevent such a default from occurring) except where the lack of such good standing, validity and effectiveness, or the existence of such default or event of default would not have a Material Adverse Effect on GVI.

     Section 3.15. Intellectual Property.

     (a) Each of GVI and its subsidiaries owns, or possesses adequate licenses or other valid rights to use, all existing United States and foreign patents, trademarks, trade names, services marks, copyrights, trade secrets, and applications therefore that are material to its business as currently conducted (the "GVI Intellectual Property Rights").

      (b) Except as set forth in Section 315(b) of the GVI Disclosure Schedule the validity of the GVI intellectual Property Rights and the title thereto of GVI or any subsidiary, as the case may be, is not being questioned in any litigation to which GVI or any subsidiary is a party.

      (c) The conduct of the business of GVI and its subsidiaries as now conducted does not, to GVI's knowledge, infringe any valid patents, trademarks, trade names, service marks or copyrights of others. The consummation of the transactions contemplated hereby will not result in the loss or impairment of any GVI intellectual Property Rights.

     (d) Each of GVI and its subsidiaries has taken steps it believes appropriate to protect and maintain its trade secrets as such, except in cases where GVI has elected to rely on patent or copyright protection in lieu of trade secret protection.

      Section 3.16. Insurance. GVI and its subsidiaries maintain general liability and other business insurance that GVI believes to be reasonably prudent for its business.

     Section 3.17. Vote Required. The affirmative vote of the holders of at least a majority of the outstanding GVI Shares is the only vote of the holders of any class or series of GVI's capital stock necessary to approve and adopt this Agreement and the Share Exchange.





22




      Section 3.18. Tax Treatment. Neither GVI nor, to the knowledge of GVI, any of its affiliates has taken or agreed to take any action that would prevent the Share Exchange from constituting a reorganization qualifying under the provisions of Section 368(a) of the Code.

     Section 3.19. Affiliates. Except for the directors and executive officers of GVI, each of whom is listed in Section 3.19 of the GVI Disclosure Schedule, there are no persons who, to the knowledge of GVI, may be deemed to be affiliates of GVI under Rule 1-02(b) of Regulation S-X of the SEC (the "GVI Affiliates").

      Section 3.20. Certain Business Practices. None of GVI, any of its subsidiaries or any directors, officers, agents or employees of GVI or any of its subsidiaries has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the FCPA, or (iii) made any other unlawful payment.

      Section 3.21. Insider Interests. Except as set forth in Section
3.21 of the GVI Disclosure Schedule, no officer or director of GVI has any interest in any material; property, real or personal, tangible or intangible, including without limitation, any computer software or GVI Intellectual Property Rights, used in or pertaining to the business of GVI or any subsidiary, except for the ordinary rights of a stockholder or employee stock option holder.

      Section 3.22. Opinion of Financial Adviser. No advisers, as of the date hereof, have delivered to the GVI Board a written opinion to the effect that, as of such date, the Exchange ratio contemplated by the Share Exchange is fair to the holders of GVI Shares.

      Section 3.24. Disclosure. No representation or warranty of GVI in this Agreement or any certificate, schedule, document or other instrument furnished or to be furnished to TXES pursuant hereto or in connection herewith contains, as of the date of such representation,warranty or instrument, or will contain any untrue statement of a material fact or, at the date thereof, omits or will omit to state a material fact necessary to make any statement herein or therein, in light of the circumstances under which such statement is or will be made, not misleading.

     Section 3.25. No Existing Discussions. As of the date hereof GVI is not engaged, directly or indirectly, in any discussions or negotiations with any other party with respect to any Third Party Acquisition (as defined in Section 5.4).

     Section 3.26. Material Contracts.

      (a) GVI has delivered or otherwise made available to TXES true, correct and complete copies of all contracts and agreements (and all amendments, modifications and supplements thereto and all side letters to which GVI is a party affecting the obligations of any party there-under) to which GVI or any of its subsidiaries is a party or by which any of their properties or assets are bound that are, material to the business, properties or assets of GVI and its subsidiaries taken as a whole, including, without limitation, to the extent any of the following are, individually or in the aggregate, material to the business, properties or assets of GVI and its subsidiaries taken as a whole, all: (i) employment, product design or development, personal services, consulting, non-competition, severance, golden parachute or indemnification contracts (including, without limitation, any contract to which GVI is a party involving employees of GVI); (ii) licensing, publishing, merchandising or distribution agreements; (iii) contracts granting rights of first refusal or first negotiation; (iv) partnership or joint venture agreements; (v) agreements for the acquisition, sale or lease of material properties or assets or stock or otherwise (vi) contracts or agreements with any Governmental Entity; and (vii) all commitments and agreements to enter into any of the foregoing (collectively, together with any such contracts entered into in accordance with
Section 5.2 hereof; the "GVI Contracts"). Neither GVI nor any of its subsidiaries is a party to or bound by any severance, golden parachute or other agreement with any employee or consultant pursuant to which such person would be entitled to receive any additional compensation or an accelerated payment of compensation as a result of the consummation of the transactions contemplated hereby.

      (b) Each of the GVI Contracts is valid and enforceable in accordance with its terms, and there is no default under any GVI


23




Contract so listed either by GVI of, to the knowledge of GVI, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default there-under by GVI or, to the knowledge of GVI, any other party, in any such case in which such default or event could reasonably be expected to have a Material Adverse Effect on GVI.

     (c) No party to any such GVI Contract has given notice to GVI of or made a claim against GVI with respect to any breach or default there-under, in any such case in which such breach or default could reasonably be expected to have a Material Adverse Effect on GVI.

                              ARTICLE 4

                              Covenants

       Section 4.1 - Conduct of Business of TXES. Except as contemplated by this Agreement or as described in Section 4. of the TXES Disclosure Schedule, during the period from the date hereof to the Effective Time, TXES will conduct its operations in the ordinary course of business consistent with past practice and, to the extent consistent therewith, with no less diligence and effort than would be applied in the absence of this Agreement, seek to preserve intact its current business organization, keep available the service of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that goodwill and ongoing businesses shall be unimpaired at the Effective Time Without limiting the generality of the foregoing, except as otherwise expressly provided in this Agreement or as described in Section 4.1 of the TXES Disclosure Schedule, prior to the Effective Time, TXES will not, without the prior written consent of GVI:

      (a) amend its Certificate of Incorporation or Bylaws (or other similar governing instrument);

      (b) amend the terms of any stock of any class or any other securities (except bank loans) or equity equivalents;

      (c) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, make any other actual, constructive or deemed distribution in respect of its capital stock or otherwise make any payments to stockholders in their capacity as such, or redeem or otherwise acquire any of its securities;

       (d) adopt a plan of complete or partial liquidation, dissolution, share Exchange, consolidation, restructuring, recapitalization or other reorganization of TXES (other than the Share Exchange);

      (e) (i) incur or assume any long-term or short-term debt or issue any debt securities except for borrowings or issuances of letters of credit under existing lines of credit in the ordinary course of business; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person
(iii) make any loans, advances or capital contributions to, or investments in, any other person; (iv) pledge or otherwise encumber shares of capital stock of TXES; or (v) mortgage or pledge any of its material assets, tangible or intangible, or create or suffer to exist any material Lien thereupon (other than tax Liens for taxes not yet due);

     (f) except as may be required by law, enter into, adopt or amend or terminate any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit, stock equivalent, stock purchase agreement, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund or other arrangement for the benefit or welfare of any director, officer or employee in any manner, or increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan and arrangement as in effect as of the date hereof (including, without




24





limitation, the granting of stock appreciation rights or performance units); provided, however, that this paragraph (f) shall not prevent TXES from (i) entering into employment agreements or severance agreements with employees in the ordinary course of business and consistent with past practice or (ii) increasing annual compensation and/or providing for or amending bonus arrangements for employees for fiscal 2001 in the ordinary course of year-end compensation reviews consistent with past practice and paying bonuses to employees for fiscal 2001 in amounts previously disclosed to GVI (to the extent that such compensation increases and new or amended bonus arrangements do not reset in a material increase in benefits or compensation expense to TXES);

      (g) acquire, sell, lease or dispose of any assets in any single transaction or series of related transactions (other than in the ordinary course of business);

      (h) except as may be required as a result of a change in law or in generally accepted accounting principles, change any of the accounting principles or practices used by it;

      (i) revalue in, any material respect any of its assets including, without limitation, writing down the value of inventory or writing-off notes or accounts receivable other than in the ordinary course of business;
       (j) (i) acquire (by share Exchange, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any equity interest therein; (ii) enter into any contract or agreement other than in tile ordinary course of business consistent with past practice which would be material to TXES; (iii) authorize any new capital expenditure  or  expenditures which, individually  is  in  excess  of
$1,000 or, in the aggregate, are in excess of $5,000; provided, however that none of the foregoing shall limit any capital expenditure required pursuant to existing contracts;

     (k) make any tax election or settle or compromise any income tax liability material to TXES;

      (l) settle or compromise any pending or threatened suit, action or claim which (i) relates to the transactions contemplated hereby or
(ii) the settlement or compromise of which could have a Material Adverse Effect on TXES;

      (m)  commence any material research and development project  or
terminate  any  material research and development  project  that   is
currently ongoing, in either case, except pursuant to the terms of existing contracts or in the ordinary course of business; or

      (n) take, or agree in writing or otherwise to take, any of the actions described in Sections 4.1(a) through 4.1(m) or any action which would make any of the representations or warranties of, contained in this Agreement untrue or incorrect.

      Section 4.2. Conduct of Business of GVI. Except as contemplated by this Agreement or as described in Section 4.2 of the GVI Disclosure Schedule during the period from the date hereof to the Effective Time, GVI will conduct its operations in the ordinary course of business consistent with past practice and, to the extent consistent therewith, with no less diligence and effort than would be applied in the absence of this Agreement, seek to preserve intact its current business organization, keep available the service of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that goodwill and ongoing businesses shall be unimpaired at the Effective Time. Without limiting the generality of the foregoing, except as otherwise expressly provided in this Agreement or as described in Section 4.2 of the GVI Disclosure Schedule, prior to the Effective Time, GVI will not, without the prior written consent of:

      (a) amend its Certificate of Incorporation or Bylaws (or other similar governing instrument);






25




      (b) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities (except bank loans) or equity equivalents (including, without limitation, any stock options or stock appreciation rights;

       (c) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, make any other actual, constructive or deemed distribution in respect of its capital stock or otherwise make any payments to stockholders in their capacity as such, or redeem or otherwise acquire any of its securities;

       Cd) adopt a plan of complete or partial liquidation, dissolution, share Exchange consolidation, restructuring, re-capitalization or other reorganization of GVI (other than the Share Exchange);

      (e) (i) incur or assume any long-term or short-term debt or issue any debt securities except for borrowings or issuances of letters of credit under existing lines of credit in the ordinary course of business (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person; (iii) make any loans, advances or capital contributions to or investments in, any other person; (iv) pledge or otherwise encumber shares of capital stock of GVI or its subsidiaries; or (v) mortgage or pledge any of its material assets, tangible or intangible, or create or suffer to exist any material Lien thereupon (other than tax Liens for taxes not yet due);

     (f) except as may be required by law, enter into, adopt or amend or terminate any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit stock equivalent, stock purchase agreement, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund or other arrangement for the benefit or welfare of any director, officer or employee in any manner, or increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan and arrangement as in effect as of the date hereof (including, without limitation, the granting of stock appreciation rights or performance units); provided, however, that this paragraph (f) shall not prevent GVI or its subsidiaries from (i) entering into employment agreements or severance agreements with employees in the ordinary course of business and consistent with past practice or (ii) increasing annual compensation and/or providing for or amending bonus arrangements for employees for fiscal 2001 in the ordinary course of yearend compensation reviews consistent with past practice and paying bonuses to employees for fiscal 2001 in amounts previously disclosed to (to the extent that such compensation increases and new or amended bonus arrangements do not result in a material increase in, benefits or compensation expense to GVI);

      (g) acquire, sell, lease or dispose of any assets in any single transaction or series of related transactions other than in the ordinary course of business;

      (h) except as may be required as a result of a change in law or in generally accepted accounting principles, change any of the accounting principles or practices used by it;

      (i) revalue in any material respect any of its assets, including, without limitation, writing down the value of inventory of writing-off notes or accounts receivable other than in the ordinary
course   of  business;

(j)  (i)  acquire  (by  share  Exchange,
consolidation, or acquisition of stock or assets) any corporation, partnership, or other business organization or division thereof or any equity interest therein; (ii) enter into any contract or agreement other than in, the ordinary course of business consistent with past practice which would be material to GVI; (iii) authorize any new capital expenditure or expenditures which, individually, is in excess of $1,000 or, in the aggregate, are in excess of $5,000: provided, however that none of the foregoing shall limit any capital expenditure required pursuant to existing contracts;





26






     (k) make any tax election or settle or compromise any income tax liability material to GVI and its subsidiaries taken as a whole;

      (l) settle or compromise any pending or threatened suit, action or claim which (i) relates to the transactions contemplated hereby or
(ii) the settlement or compromise of which could have a Material Adverse Effect on, GVI;

      (m) commence any material research and development project or terminate any material research and development project that is currently ongoing, in either case, except pursuant to the terms of existing contracts or except in the ordinary course of business; or

      (n) take, or agree in writing or otherwise to take, any of the actions described in Sections 4.2(a) through 4.2(m) or any action which would make any of the representations or warranties of the GVI contained in this Agreement untrue or incorrect.

      Section 4.3 Preparation of Proxy Statement. TXES shall promptly prepare and file with the SEC the Proxy Statement to be sent to its stockholders.

     Section 4.4 Other Potential Acquirers.

       (a) GVI, its affiliates and. their respective officers, directors, employees, representativesand agents shall immediately cease any existing discussions or negotiations, if any, with any parties conducted heretofore with respect to any Third Party Acquisition

      Section 4.5. Meetings of Stockholders. Each of GVI and TXES shall take all action necessary, in accordance with the respective General Corporation Law of its respective state, and its respective certificate of incorporation and bylaws, to duly call, give notice of, convene and hold a meeting of its stockholders as promptly as practicable, to consider and vote upon the adoption and approval of this Agreement and the transactions contemplated hereby. The stockholder votes required for the adoption and approval of the transactions contemplated by this Agreement shall be the vote required by the NRS and its charter and bylaws, in the case of
TXES and the General Corporation Law of its respective state, and its charter and bylaws, in the case of GVI. TXES and GVI will, through their respective Boards of Directors, recommend to their respective stockholders approval of such matters.

       Section 4.6. OTC:BB Listing. The parties shall use all reasonable efforts to cause the TXES Shares, subject to Rule 144, to be traded on the Over-the-Counter Bulletin Board (OTC:BB).

     Section. 4.7. Access to Information

      (a) Between the date hereof and the Effective Time, TXES will give GVI and its authorized representatives, and GVI will give TXES and its authorized representatives, reasonable access to all employees, plants, offices, warehouses and other facilities and to all books and records of itself and its subsidiaries, will permit the other party to make such inspections as such party may reasonably require and will cause its officers and those of its subsidiaries to furnish the other party with such financial and operating data and other information with respect to the business and properties of itself and its subsidiaries as the other party may from time to time reasonably request.

      (b) Between the date hereof and the Effective Time, TXES shall furnish to GVI, and GVI will furnish to TXES, within 25 business days after the end of each quarter, quarterly statements prepared by such party in conformity with its past practices) as of the last day of the period then ended.

      (c) Each of the parties hereto will hold and will cause its consultants and advisers to hold in confidence all documents and information furnished to it in connection with the transactions contemplated by this Agreement.





27





      Section 4.8. Additional Agreements. Reasonable Efforts. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, (i) cooperating in the preparation and filing of the Proxy Statement and the 8-K, any filings that may be required under the HSR Act, and any amendments to any thereof; (ii) obtaining consents of al third parties and Governmental Entities necessary, proper or advisable for the consummation of the transactions contemplated by this Agreement; (iii) contesting any legal proceeding relating to the Share Exchange and (iv) the execution of any additional instruments necessary to consummate the transactions contemplated hereby. Subject to the terms and conditions of this Agreement, GVI and TKREN agree to use all reasonable efforts to cause the Effective Time to occur as soon as practicable after the stockholder votes with respect to the Share Exchange. In case at any time after the Effective Time any further action is necessary to carry out the purposes of this Agreement, the proper officers and directors of each party hereto shall take all such necessary action.

      Section 4.9. Employee Benefits Stock Option and Employee Purchase Plans. It is the parties' present intent to provide after the Effective Time to employees of GVI employee benefit plans (other than stock option or other plans involving the potential issuance of securities of TXES) which, in the aggregate, are not less favorable than those currently provided by GVI. Notwithstanding the foregoing, nothing contained herein shall be construed as requiring the parties to continue any specific employee benefit plans.

      Section 4.10. Public Announcements. GVI, and TXES will consult with one another before issuing any press release or otherwise making any public statements with respect to the transactions contemplated by this Agreement, including, without limitation, the Share Exchange, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law or by obligations pursuant to any listing agreement with the NASD Over-the-Counter Bulletin Board (OTC:BB) as determined by GVI or TXES.

     Section 4.11. Indemnification.

      (a) To the extent, if any, not provided by an existing right under one of the parties, directors and officers liability insurance policies, from and after the Effective Time, TXES shall, to the fullest extent permitted by applicable law, indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time, a director, officer or employee of the parties hereto or any subsidiary thereof (each an "Indemnified Party" and, collectively, the "Indemnified Parties") against all losses, expenses (including
reasonable   attorneys'  fees  and  expenses),  claims,  damages   or
liabilities or, subject to the proviso of the next succeeding sentence, amounts paid in settlement arising out of actions or omissions occurring at or prior to the Effective Time and whether asserted or claimed prior to, at or after the Effective Time) that are in whole or in part (i) based on, or arising out of the fact that such person is or was a director, officer or employee of such party or a subsidiary of such party or (ii) based on, arising out of or pertaining to the transactions contemplated by this Agreement. In the event of any such loss expense, claim, damage or liability (whether or not arising before the Effective Time), (i) TXES shall pay the reasonable fees and expenses of counsel selected by the indemnified Parties, which counsel shall be reasonably satisfactory to TXES, promptly after statements therefore are received and otherwise advance to such Indemnified Party upon request reimbursement of documented expenses reasonably incurred, in either case to the extent not prohibited by the NRS or its certificate of incorporation or bylaws, (ii) TXES will cooperate in the defense of any such matter and (iii) any determination required to be made with respect to whether an Indemnified Party's conduct complies with the standards set forth under the NRS and TXES's certificate of incorporation or bylaws shall be made by independent counsel mutually acceptable to TXES and the Indemnified Party; provided, however, that TXES shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld). The Indemnified Parties as a group may retain only one law firm with respect to each related matter except to the extent there is, in the opinion of counsel to an Indemnified Party, under applicable standards of professional conduct, or conflict on any significant issue between positions of any two or more Indemnified Parties.









28






       (b) In the event TXES or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or Acquiring corporation or entity or such consolidation or share Exchange or (ii) transfers all or substantially all of its properties and assets to any person, then and in either such case, proper provision shall be made so that the successors and assigns of TXES shall assume the obligations set forth in this
Section 4.11.

      (c) To the fullest extent permitted by law, from and after the Effective Time, all rights to indemnification now existing in favor of the employees, agents, directors or officers of TXES and GVI and their subsidiaries with respect to their activities as such prior to the Effective Time, as provided in TXES's and GVI's certificate of incorporation or bylaws, in effect on the date thereof or otherwise in effect on the date hereof, shall survive the Share Exchange and shall continue in full force and effect for a period of not less than six years from the Effective Time.

      (d) The provisions of this Section 4.11 are intended to be for the benefit of and shall be enforceable by, each indemnified Party, his or her heirs and his or her representatives.

      Section  4.12.  Notification of Certain  Matters.  The  parties hereto shall give prompt notice to the other parties, of (i) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would be likely to cause any representation or warranty contained in, this Agreement to be untrue or inaccurate in any material respect at or prior to the Effective Time, (ii) any material failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, (iii) any notice of, or other communication relating to, a default or event which, with notice or lapse of time or both, would become a default, received by such party or any of its subsidiaries subsequent to the date of this Agreement and prior to the Effective Time, under any contract or agreement material to the financial condition, properties, businesses or results of operations of such party and its subsidiaries taken other communication from any third party alleging that the consent of such third party is or may as a whole to which such party or any of its subsidiaries is a party or is subject, (iv) any notice or be required in connection with the transactions contemplated by this Agreement, or (v) any material adverse change in their respective financial condition, properties, businesses, results of operations or prospects taken as a whole, other than changes resulting from general economic conditions; provided, however, that the delivery of any notice pursuant to this
Section 4.12 shall not cure such breach or non-compliance or limit or otherwise affect the remedies available hereunder to the party receiving such notice.



                              ARTICLE 5

          Conditions to Consummation of the Share Exchange

     Section 5 1 Conditions to Each Party's Obligations to Effect the Share Exchange. The respective obligations of each party hereto to effect the Share Exchange are subject to the satisfaction at or prior to the Effective Time of the following conditions:

      (a) this Agreement shall have been approved and adopted by the requisite vote of the stockholders of TXES and GVI;

      (b) this Agreement shall have been approved and adopted by the Board of Directors of TXES and GVI;

      (c) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any United States court or United States governmental authority which prohibits, restrains, enjoins or restricts the consummation of the Share Exchange;

      (d) any waiting period applicable to the Share Exchange under the HSR Act shall have terminated or expired, and any other governmental or regulatory notices or approvals required with respect to the transactions contemplated hereby shall have been either filed or received; and




29




       Section 5.2 Conditions to the Obligations of TXES. The obligation of TXES to effect the Share Exchange is subject to the satisfaction at or prior to the Effective Time of the following conditions:

     (a) the representations of GVI contained in this Agreement or in any other document delivered pursuant hereto shall be true and correct (except to the extent that the breach thereof would not have a Material Adverse Effect on GVI) at and as of the Effective Time
with the same effect as if made at and as of the Effective Time (except to the extent such representations specifically related to an earlier date, in which case such representations shall be true and correct as of such earlier date), and at the Closing GVI shall have delivered to TXES a certificate to that effect;

     (b) each of the covenants and obligations of GVI to be performed at or before the Effective Time pursuant to the terms of this Agreement shall have been duly performed in all material respects at or before the Effective Time and at the Closing GVI shall have delivered to TXES a certificate to that effect;

      (c) GVI shall have obtained the consent or approval of each person whose consent or approval shall be required in order to permit the Share Exchange as relates to any obligation, right or interest of GVI under any loan or credit agreement, note, mortgage, indenture, lease or other agreement or instrument, except those for which failure to obtain such consents and approvals would not, in the reasonable opinion of TXES, individually or in the aggregate, have a Material Adverse Effect on GVI;

      (d) there shall have been no events, changes or effects with respect to GVI or its subsidiaries having or which could reasonably be expected to have a Material Adverse Effect on GVI; and

      (e) The Board of Directors of GVI shall recommend to its shareholders that it adopt the following resolution:

           For a period of ninety (90) days after the effective date of the Share Exchange between GVI and TXES, any shareholder of GVI which receives TXES shares as a result of the terms and conditions of this Agreement, shall not cause the shares owned by said shareholder to vote for any action which would cause a "reverse-split" of the company's shares.

     (f) The Shareholders of GVI shall adopt the following resolution:

           For a period of ninety (90) days after the effective date of the Share Exchange between GVI and TXES, any shareholder of GVI which receives TXES shares as a result of the terms and conditions of this Agreement, shall not cause the shares owned by said shareholder to vote for any action which would cause a "reverse-split" of the company's shares.

     Section 5.3 Conditions to the Obligations of GVI. The respective obligations of GVI to effect the Share Exchange are subject to the satisfaction at or prior to the Effective Time of the following conditions:

      (a) the representations of TXES contained in this Agreement or in any other document delivered pursuant hereto shall be true and correct (except to the extent that the breach thereof would not have a Material Adverse Effect on TXES) at and as of the Effective Time with the same effect as if made at and as of the Effective Time (except to the extent such representations specifically related to an earlier date, in which case such representations shall be true and correct as of such earlier date), and at the Closing TXES shall have delivered to GVI a certificate to that effect;

      (b) each of the covenants and obligations of TXES to be performed at or before the Effective Time pursuant to the terms of this Agreement shall have been duly performed in all material respects at or before the Effective Time and at the Closing TXES shall have delivered to GVI a certificate to that effect; and



30



      (c) there shall have been no events, changes or effects with respect to TXES having or which could reasonably be expected to have a Material Adverse Effect on TXES.





                              ARTICLE 6

                   Termination; Amendment; Waiver

      Section 6.1. Termination. This Agreement may be terminated and the Share Exchange may be abandoned at any time prior to the Effective Time, whether before or after approval and adoption of this Agreement by TXES's or GVI's stockholders:

     (a) by mutual written consent of TXES and GVI;

     (b) by GVI or TXES if (i) any court of competent jurisdiction in the United States or other United States Governmental Entity shall have issued a final order, decree or ruling or taken any other final action restraining, enjoining or otherwise prohibiting the Share Exchange and such order, decree, ruling or other action is or shall have become nonappealable or (ii) the Share Exchange has not been consummated by August 31, 2001; provided, however, that no party may terminate this Agreement pursuant to this clause (ii) if such party's failure to fulfill any of its obligations under this Agreement shall have been the reason that the Effective Time shall not have occurred on or before said date,

      (c) by TXES if (i) there shall have been a breach of any representation or warranty on the part of GVI set forth in this Agreement, or if any representation or warranty of GVI shall have become untrue, in either case such that the conditions set forth in Section 5.2(a) would be incapable of being satisfied by August 31, 2001 (or as otherwise extended), (ii) there shall have been a breach by GVI of any of their respective covenants or agreements hereunder having a
Material Adverse Effect on GVI or materially adversely affecting (or materially delaying) the consummation of the Share Exchange, and GVI, as the case may be, has not cured such breach within 20 business days after notice by TXES thereof, provided that TXES has not breached any of its obligations hereunder, (iii) TXES shall have convened a meeting of its stockholders to vote upon the Share Exchange and shall have failed to obtain the requisite vote of its stockholders; or (iv)
TXES shall have convened a meeting of its Board of Directors to vote upon the Share Exchange and shall have failed to obtain the requisite vote;

      (d) by GVI if (i) there shall have been a breach of any representation or warranty on the part of TXES set forth in this Agreement, or if any representation or warranty of TXES shall have become untrue, in either case such that the conditions set forth in
Section 5.3(a) would be incapable of being satisfied by June 15, 2001 (or as otherwise extended), (ii) there shall have been a breach by TXES of its covenants or agreements hereunder having a Material Adverse Effect on TXES or materially adversely affecting (or materially, delaying) the consummation of the Share Exchange, and TXES, as the case may be, has not cured such breach within twenty business days after notice by GVI thereof, provided that GVI has not breached any of its obligations hereunder, (iii) the TXES Board shall have recommended to TXES's stockholders a Superior Proposal, (iv) the TXES Board shall have withdrawn, modified or changed its approval or recommendation of this Agreement or the Share Exchange or shall have failed to call, give notice of, convene or hold a stockholders' meeting to vote upon the Share Exchange, or shall have adopted any resolution to effect any of the foregoing, (v) GVI shall have convened a meeting of its stockholders to vote upon the Share Exchange and shall have failed to obtain the requisite vote of its stockholders or (vi) TXES shall have convened a meeting of its stockholders to vote upon the Share Exchange and shall have failed to obtain the requisite vote of its stockholders.




31





      Section 6.2. Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant to Section 6.1, this Agreement shall forthwith became void and have no effect, without any liability on the part of any party hereto or its affiliates, directors, owners or stockholders, other than the provisions of this Section 6.2 and Sections 4.7(c) and 6.3 hereof Nothing contained in this Section 6.2 shall relieve any party from liability for any breach of this Agreement.

        Section 6.3. Fees and Expenses. Except as specifically provided in this Section 6.3, each party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

        Section 6.4. Amendment. This Agreement may he amended by action taken by TXES and GVI at any time before or after approval of the Share Exchange by the stockholders of TXES and GVI (if required by applicable law) but, after any such approval, no amendment shall be made which requires the approval of such stockholders under applicable law without such approval. This Agreement may not be amended except by an instrument in writing signed on behalf of the parties hereto.

  Section 6.5. Extension: Waiver. At any time prior to the Effective Time, each party hereto may (i) extend the time for the performance of any of the obligations or other acts of any other party, (ii) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document, certificate or writing delivered pursuant hereto or (iii) waive compliance by any other party with any of the agreements or conditions contained herein. Any agreement on the part of any party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.

                              ARTICLE 7

                            Miscellaneous

         Section 7.1. Nonsurvival of Representations and Warranties. The representations and warranties made herein shall not survive beyond the Effective Time or a termination of this Agreement. This
Section 7.1 shall not limit any covenant or agreement of the parties hereto which by its terms requires performance after the Effective Time.

          Section  7.2. Entire Agreement; Assignment. This  Agreement
(a) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings both written and oral, between the parties with respect to the subject matter hereof and (b) shall not be assigned by operation of law or otherwise.

          Section 7.3. Validity. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances, shall not be affected thereby, and to such end, the provisions of this Agreement are agreed to be severable.

           Section 7.4. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or by registered or certified mail (postage prepaid, return receipt requested), to each other party as follows:


 If to GVI:

     Global-Vision.com, Inc.
     Jack Chang

  if to TXES:



32




     TEXAS E-SOLUTIONS, INC.
     In care of:
     L. Van Stillman, Esq.
    1177 George Bush Blvd.  Suite 308
     Delray Beach, Florida  33483
     (561) 330-9903

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

      Section 7.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the principles of conflicts of law thereof.

      Section 7.6. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

      Section 7.7. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and except as provided in Sections 4.9 and 4.11, nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

      Section 7.3. Certain Definitions. For the purposes of this Agreement, the term.:

      (a) "affiliate" means (except as otherwise provided in Sections 2.1.9, 3.19 and 4.13) a person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned person;

      (b) "business day" means any day other than a day on which Nasdaq is closed;

      (c) "capital stock" means common stock, preferred stock, partnership interests, limited liability company interests or other ownership interests entitling the holder thereof to vote with respect to matters involving the issuer thereof.;

      (d) "knowledge" or "known means, with respect to any matter in question, if an executive officer of TXES or GVI or its subsidiaries, as the case may be, has actual knowledge of such matter;

      (e)  "person"  means  an individual, corporation,  partnership,
limited   liability   company,  association,  trust,   unincorporated
organization or other legal entity; and

      (f) "subsidiary" or "subsidiaries" of TXES, GVI or any other person, means any corporation, partnership, limited liability company, association, trust, unincorporated association or other legal entity of which TXES, GVI or any such other person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, 50% or more of the capital stock, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

     Section 7.9. Personal Liability. This Agreement shall not create or be deemed to create or permit any personal liability or obligation on the part of any direct or indirect stockholder of TXES, GVI or any officer, director, employee, agent, representative or investor of any party hereto.

       Section 7.10. Specific Performance. The parties hereby acknowledge and agree that the failure of any party to perform its agreements and covenants hereunder, including its failure to take all actions as are necessary on its part to the consummation of the Merge, will cause irreparable injury to the other parties for which




33



damages, even if available, will not be an adequate remedy. Accordingly, each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such party's obligations and to the granting by any court of the remedy of specific performance of its obligations hereunder; provided, however, that, if a party hereto is entitled to receive any payment or reimbursement of expenses pursuant to Sections 6.3(a), (b) or (c), it shall not be entitled to specific performance to compel the consummation of the Share Exchange.

      Section 7.11. Construction. TXES and GVI have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, the Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

      Section 7.12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but a which shall constitute one and the same agreement.

     In Witness Whereof each of the parties has caused this Agreement to be duly executed. on its behalf as of the day and year first above written.

TEXAS E-SOLUTIONS, INC.


By: ______________________
       Title: President


Global-Vision.com, Inc.

By:___________________
Name: Jack Chang
Title: President











34











                     TXES DISCLOSURE SCHEDULE
Schedule    2.1    Organization          See Amended Articles/Bylaws/Minutes

Schedule 2.6 Consents & Approvals        None Required

Schedule 2.7 No Default                  Not Applicable

Schedule 2.8 No Undisclosed Liability    None Exist

Schedule 2.9 Litigation                  None Exist

Schedule 2.10 Compliance with
              Applicable  Law            Not Applicable  -
                                         full disclosed in 1OKSB

Schedule 2.11 Employee Benefit Plans     Section 2.11(a)Not
                                         Applicable - None Exist

                                         Section 2.11(b) No Benefit Plan Exist

                                         Section 2.11(c) No Options Exist


Section 2.E 1(d) No Agreements Exist

Schedule 2.12 Environmental Laws and Regs    Not Applicable

Schedule 2. 13 Tax Matters                   None Exist

Schedule 2.14 Title to Property              None Exist

Schedule 2.15 Intellectual Property          None Exist

Schedule 2.16 Insurance                      None Exist

Schedule 2.17 Vote Required                See Shareholder Meeting
                                             Certificate

Schedule 2.13 Tax Treatment                 Not Applicable

Schedule 2. 19 Affiliates                   _______________

Schedule 2.20 Certain Business Practices    None Exist

Schedule 2.21 Insider Interest              None Exist

Schedule 2.22 Opinion of Financial Adviser  Waived-None Exist

Schedule 2.23 Broker                        None Exist

Schedule 4.1 Conduct of Business            See  Amended & Restated
                                            Articles
                     GVI DISCLOSURE SCHEDULE
Schedule 3.2(b) Subsidiary Stock            None Exist

Schedule 3.2(c) Capital Stock Rights        None Exist other than
                                            as in Articles

Schedule 3.2(d) Securities conversions      None Exist

Schedule 3.2 (f) Subsidiaries               None Exist

Schedule 3.6 Consents & Approvals           None Required






35






Schedule 3.7 No Default                     Not Applicable

Schedule 3.8 No Undisclosed Liability       None Exist

Schedule 3.9 Litigation                     None Exist

Schedule 3.10 Compliance with Applicable Law  Not Applicable

Schedule 3.11 Employee Benefit Plans        Section   3.11(c)   No
                                              Options Exist

Section 3.11(c) No Agreements Exist

Schedule 3.12 Environmental Laws and Regs   Not Applicable

Schedule 3.13 Tax Matters                   None Exist

Schedule 3.14 Title to Property             None Exist

Schedule 3.15(b) Intellectual Property      None Exist

Schedule 3.16 Insurance                     None Exist

Schedule 3.17 Vote Required                 See Shareholder
                                            Meeting Certificate

Schedule 3.18 Tax Treatment                 Not Applicable

Schedule 3.19 Affiliates                    ___________________

Schedule 3.20 Certain Business Practices    None Exist

Schedule 3.21 Insider Interest              None Exist

Schedule 3.22 Opinion of Financial Adviser  Waived - None Exist

Schedule 2.23 Broker                        None Exist
Schedule 4.2 Conduct of Business            See Amended & Restated
                                            Articles









Exhibit 3.1   Articles of Share Exchange filed with the Secretary of
              State of Nevada





36








                     ARTICLES OF SHARE EXCHANGE

                                 OF

                       TEXAS E-SOLUTIONS, INC.
                        a Nevada Corporation

                                 AND

                       GLOBAL-VISION.COM, INC.
                      a California Corporation



It is hereby certified that:

           1. The constituent business corporations participating in the share exchange herein certified are:

           (i) TEXAS E-SOLUTIONS, INC., which is incorporated under the laws of the State of Nevada, the acquiring corporation; and

           (ii) GLOBAL-VISION.COM, INC., which is incorporated under the laws of the State of California, the acquired corporation.

           2. An Agreement of Share Exchange has been approved, adopted, certified, executed and acknowledged by the shareholders of Global-Vision.com, Inc., the acquired corporation, in accordance with the provisions of the California Corporation Code. The number of shares outstanding at the time of the adoption of this amendment was 100; 100% voted in favor of this Share Exchange.

                           3.   The  Agreement of Share Exchange  has
been approved, adopted, certified, executed and acknowledged by the Board of Directors of TEXAS E-SOLUTIONS, INC., the acquiring corporation, in accordance with NRS Chapter 92A.100 and 120 (Nevada Revised Statutes). Further, the Agreement and Plan of Share Exchange was submitted to the shareholders of TEXAS E-SOLUTIONS, INC. and has been duly adopted in accordance with the provisions of Section 78.385 and 78.390 of the Nevada Revised Statutes. The number of shares outstanding at the time of adoption of this amendment was 4,500,000; 98% did vote in favor of this amendment. The number voting against was zero.

           4. The name of the acquiring corporation in the Share Exchange herein certified is TEXAS E-SOLUTIONS, INC., which will continue its existence as said acquiring corporation under its present name upon the effective date of said Share Exchange pursuant to the provisions of the laws of the State of its incorporation.

           5. The executed Agreement of Share Exchange between the aforesaid constituent corporations is on file at an office of the aforesaid acquiring corporation, the address of which is as follows:

                       TEXAS E-SOLUTIONS, INC.
                     7825 Fay Avenue, Suite 200
                     LaJolla, California  92037

           6. A copy of the aforesaid Agreement of Share Exchange will be furnished by the aforesaid acquiring corporation, on request, and without cost, to any stockholder of each of the aforesaid consti tuent corporations.

           7. The aforesaid acquiring corporation does hereby agree that it may be served with process in the State of California any proceeding for enforcement of any obligation of Global-Vision.com, Inc., as well as for enforcement of any obligation of said acquiring corporation arising from the Share Exchange herein certified, including any suit or other proceeding to enforce the right, if any, of any stockholder of Global-Vision.com, Inc., as determined in appraisal proceedings, if any, pursuant to the provisions of the California Corporate Code; does hereby irrevocably appoint the Secretary of State of the State of Califronia as its agent to accept




37





service of process in any such suit or other proceedings; and does hereby specify the following as the address to which a copy of such process shall be mailed by the Secretary of State of the State of
California:

                       TEXAS E-SOLUTIONS, INC.
                     7825 Fay Avenue, Suite 200
                                  LaJolla, California  92037

           8. The Agreement of Share Exchange between the aforesaid constituent corporations provides that the Share Exchange herein certified shall be effective on the date of the filing of these Articles of Share Exchange.

Dated:  August 20, 2001
                                    TEXAS E-SOLUTIONS, INC.


                                    By:  _________________
                                        Jack Chang, President


ATTEST:

TEXAS E-SOLUTIONS, INC.

                                    By:  Dale Chapman, Secretary


                                    ____________________
                                    Secretary




38






Dated:    August 20, 2001

                                    GLOBAL-VISION.COM, INC.

                                    By:  _______________
                                    Jack Chang,  President

ATTEST:

GLOBAL-VISION.COM, INC.

                                    By:  Dale Chapman, Secretary


                                    ____________________
                                    Secretary







Exhibit 3.2   Amended Articles of Incorporation



        CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                      (After Issuance of Stock)

                       TEXAS E-SOLUTIONS, INC.

     We, the President and Secretary of Texas E-Solutions, Inc. do certify:

             That the Shareholders, pursuant to NRS 78.320, did c onsent to and took the following action in lieu of holding a meeting of shareholders of the corporation, to have the same effect as action taken at a duly called meeting of shareholders at which all shares were present and voting and adopted the following resolution to amend the Articles of Incorporation as follows:

Article I of the Articles of Incorporation is hereby amended to read as follows:

     The name of the corporation is Wireless Synergies, Inc.; and

Article IV of the Articles of Incorporation is here by amended to read as follows:

      Article IV: The number of shares the corporation shall have authority to issue is one hundred one million (101,000,000) shares. Of such shares, one hundred million (100,000,000) shares, with a par value of $.001, shall be common shares. One million (1,000,000) shares, with a par value of $.001, shall be preferred shares. The voting powers, designations, preferences and relative participating optional and other rights, if any, and the qualifications, limitations or restrictions, if any, of the preferred stock in one or more series, shall be fixed by one or more resolutions providing for the issuance of such stock adopted by the corporation's Board of Directors in accordance with the provisions the Nevada Revised Statutes, and the Board of Directors is expressly vested with authority to adopt one or more such resolutions.

           The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 4,500,000; that the said change and amendment have been consented to by a majority of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.


                              ________________
                              Jack Chang,  President


                              ________________
                              Dale Chapman, Secretary



39